Exhibit 99.36

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-J

KEY PERFORMANCE FACTORS
March 31, 2000



Expected B Maturity 9/15/03


Blended Coupon 5.3938%


Excess Protection Level
3 Month Average   6.53%
March, 2000   7.29%
February, 2000   6.68%
January, 2000   5.62%


Cash Yield19.39%


Investor Charge Offs 4.70%


Base Rate 7.41%


Over 30 Day Delinquency 4.65%


Seller's Interest 8.73%


Total Payment Rate15.20%


Total Principal Balance$49,480,326,758.32


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,321,526,239.83